                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 252, Florida Trust 97 and New York Trust 186

  We consent to the use of our report dated January 10, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP

                                             KPMG LLP

New York, New York
January 10, 2001